star MARITIME ACQUISITION CORP.



Proposed Transaction for Shareholder Approval

March 2007

(AMEX:SEA)

Safe Harbor Statement

Except for the historical information contained herein, this presentation contains among other things, certain forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. Such statements may include, without limitation, statements with respect to the Company's plans, objectives, expectations and intentions and other statements identified by words such as "may", 'could", "would", "should", "believes", "expects", "anticipates", "estimates", "intends", "plans" or similar expressions. These statements are based upon the current beliefs and expectations of the Company's management and are subject to significant risks and uncertainties, including those detailed in the Company's filings with the Securities and Exchange Commission. Actual results, including, without limitation, operating or financial results, if any, may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company's control).
Forward-looking statements include statements regarding:

- *The delivery and operation of assets of Star Bulk, the surviving corporation in the Redomiciliation Merger;*
- *Star Bulk's future operating or financial results;*
- *Future, pending or recent acquisitions, business strategy. Areas of possible expansion, and expected capital spending or operating expenses; and*
- *Drybulk market trends, including charter rates and factors affecting vessel supply and demand.*

The financial information and data contained in this presentation is unaudited and does not conform to the Securities and Exchange Commission's Regulation S-X. Accordingly, such information and data may not be included in , or may be presented differently in, the Company's proxy statement to solicit shareholder approval for the Redomiciliation Merger. This presentation includes certain estimated financial information and forecasts (EBIT, EBITDA, and Time Charter Equivalent Revenue) that are not derived in accordance with generally accepted accounting principles ("GAAP"), and which may be deemed to be non-GAAP financial measures within the meaning of Regulation G promulgated by the Securities and Exchange Commission. The Company believes that the presentation of these non-GAAP measures provides information that is useful to the Company's shareholders as they indicate the ability of Star Bulk, if the Redomiciliation Merger is effected, to meet capital expenditures, working capital requirements and other obligations, and make distributions to its stockholders. However, EBIT, EBITDA and Time Charter Equivalent Revenue should be considered in addition to and not as substitutes for, or superior to operating income, cash flows, revenue or other measures of financial performance prepared in accordance with GAAP. EBIT, EBITDA and Time Charter Equivalent Revenue may not be comparable to similarly titled measures reported by other companies.

Safe Harbor Statement

The Company undertakes no obligation to publicly update or revise any forward-looking statements or other information or data contained in this presentation, whether to reflect any change in our expectations with respect to such statement or any change in events, conditions or circumstances on which any statement is based, or otherwise.

This presentation has been filed with the Securities and Exchange Commission on March 15th, 2007 as part of a Current Report on Form 8-K of Star Maritime Acquisition Corp. (the "Company"). The Company is holding presentations for certain of its security holders, as well as certain other persons, regarding the proposed merger of the Company with and into its wholly-owned subsidiary, Star Bulk Carriers Corp. ("Star Bulk"), with Star Bulk as the surviving corporation (the "Redomiciliation Merger"), which has agreed to purchase certain vessels, as described in Form 8-K. Maxim Group LLC, the managing underwriter of the Company's initial public offering ("IPO") consummated in December 2005, is assisting the Company in it's efforts and will receive approximately $4,000,000, the deferred portion of its underwriting discount from the IPO, as well as approximately $800,000 in financial advisory fees upon consummation of the Redomiciliation Merger.

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies for the special meeting of the Company's stockholders to be held to approve the Redomiciliation Merger. Each of the Company's officers and directors are also stockholders of the Company and have waived their rights to any liquidation distribution the Company makes with respect to shares they acquired before the IPO. Therefore, their securities will be worthless if the Company does not acquire a target business within two years of the IPO date, as required by its Certificate of Incorporation. Stockholders of the Company and other interested persons are advised to read the registration statement on Form F-1/F-4 of Star Bulk, the Company's preliminary proxy statement and definitive proxy statement, when available, in connection with the Company's solicitation of proxies for the special meeting because these documents will contain important information.

Such persons are also advised to read the Company's annual report on Form 10-K for the fiscal year ended December 31, 2006, filed on March 14, 2007, for a description of the security holdings of the Company's officers and directors and their respective interests should the Redomiciliation Merger be consummated.

The definitive proxy statement will be mailed to stockholders as of a record date to be established for voting on the Redomiciliation Merger. Stockholders will also be able to obtain a copy of the definitive proxy statement, without charge, by directing a request to:

Star Maritime Acquisition Corp.
103 Foulk Road
Wilmington, Delaware 19803
Attention: Corporate Secretary

The preliminary proxy statement and definitive proxy statement, once available, and the annual report on Form 10-K can also be obtained, without charge, at the Securities and Exchange Commission's internet site at **http://www.sec.gov**

Key

★ EV	=	**E**nterprise **V**alue (Market Capitalization plus debt, minority interest and preferred shares, minus total cash and cash equivalents
★ EBIT	=	**E**arnings **B**efore **I**nterest and **T**axes
★ EBITDA	=	**E**arnings **B**efore **I**nterest, **T**axes, **D**epreciation and **A**mortization
★ H1	=	1st half of a fiscal year
★ H2	=	2nd half of a fiscal year
★ M	=	**M**illion
★ P/Net Asset Value	=	Equity Value/Net Asset Value
★ Peer Group	=	Consists of Diana Shipping Inc. (NYSE: DSX), Eagle Bulk Shipping Inc. (Nasdaq: EGLE), Quintana Maritime Ltd. (Nasdaq: QMAR) and Genco Shipping & Trading Ltd. (Nasdaq: GSTL)
★ Redemption	=	Star Maritime's public stockholders who vote against a business combination which is approved will be entitled to redeem their stock for their pro rata portion of the trust account, plus any interest (net of taxes payable), excluding interest previously released to us. Public stockholders who redeem their stock for a share of the trust account will continue to have the right to exercise any warrants they may hold. Star Maritime is prohibited from consummating the Redomiciliation Merger if holders of at least 6,600,000 shares vote against the Redomiciliation Merger and elect to have their shares redeemed for cash.
★ TCE	=	**T**ime **C**harter **E**quivalent: Time charter revenue and/or the voyage charter revenue, net of commissions (normally expressed in dollars per ton). Expressed in $ per day
★ $10.21	=	The cash amount per share that a redeeming shareholder would receive as of December 31, 2006

Overview

- **Business Combination Company™ ("BCC™") trading on AMEX**
  - $10.00 Unit structure – 1 common stock (SEA) and 1 warrant (SEA-WS)
  - Raised $188.7M of net proceeds via Initial Public Offering in December 2005
  - $192.9M held in escrow or $10.21 per share for IPO shareholders as of December 31, 2006
- **Star Bulk* entered into definitive agreements to acquire 8 drybulk carriers from TMT Co., Ltd. (TMT) in January 2007**
  - Merge the Company with Star Bulk – redomicile to Marshall Islands
  - Vessel Purchase price - **$345,237,520** (funded by stock, cash & debt)
    - Shares: 12,537,645 Star Bulk shares @ $9.63/share - $120,737,520 (30.2% ownership)
    - Cash: $224,500,000 - $184.5M Trust Account & $40M new Credit Facility
    - Earn-out: 2 tranches - each 803,481 shares, issued in early 2008 & 2009
      - Performance hurdles must be met (80% of set levels)(1)
- **Vessel Valuation: Expected private-to-public arbitrage - ~99%(2)**

** Star Bulk Carriers Corp., a Marshall Islands Company ("Star Bulk") is a wholly-owned subsidiary of the Company*
(1) Forecasted revenue based on $23,192,374 quarterly revenue derived from actual charter rates
(2) Purchase price/EBITDA multiple vs. public peers' EV/EBITDA multiple. Star Bulk estimates as of March 12, 2007

Vessel Valuation: Expected Private-to-Public Arbitrage

Star Maritime Acquisition Corp.

Arbitrage at Acquisition			Current fleet valuation *
Acquisition Price (Locked in Value)	$345.20	→	$360.25
Estimated 2007E EBITDA [1]	$71.60		
Acquisition Price/2007E EBITDA [2]	4.82x		
Drybulk High Dividend Yield Sector EV/2007E EBITDA [3]	9.59x		
Private-to-Public Arbitrage	**~99%**		

(1) 2007 Star Bulk estimates are based on the Company's calendarized forecast for H2 2007
(2) Star Bulk estimates as of March 12, 2007
(3) The peer group consists of Diana, Eagle Bulk, Quintana and Genco
** Based on vessel valuations as of March 1, 2007 by independent sale and purchase brokers, which the Company commissioned and paid for*

Star Bulk Highlights

- **Strong expected financial performance**
  - ~80% EBITDA margins - Peer group average ~71%[1]
- **Significant growth potential - initial low leverage balance sheet (approx. 11%[3])**
- **Ability to pay significant dividends**
  - Sustainable cash flows - ~75% charter cover under existing charters
  - Redomiciliation - tax environment of peer group
- **European-Asian shipping leaders align on Board of Directors - unique global perspective**
- **Experienced management team**
  - Over 100 years combined experience in commercial, technical and ship management
- **Strong industry fundamentals**

➡ **Undervalued vs. peer group[1]**

➡ **Strong cash flows to support a dividend vs. peer group[1,2]**

(1) The peer group consists of Diana, Eagle Bulk, Quintana and Genco. I/B/E/S Earnings Estimates from Bloomberg as of March 12, 2007
(2) At $10.21, the dividend yield is 12.7%
(3) Estimated Debt/Capitalization. Assumes no redemption

Redomiciliation Merger

Pre

- Rationale: Enjoy similar tax environment as peer group

Star Maritime Acquisition Corp., Delaware, U.S.

Outstanding Shares		
18,867,500	**65.0%**	Public
10,159,424	**35.0%**	Officers & Directors
29,026,924	**100.0%**	

Merger

- Star Maritime securities (both shares and warrants) convert into "right to receive" Star Bulk securities

Post

Star Bulk Carriers Corp., Marshall Islands

Outstanding Shares		
18,867,500	**45.4%**	Public
10,159,424	**24.4%**	Officers & Directors
12,537,645	**30.2%**	TMT
41,564,569	**100.0%**	

Significant Discount to Public Comparables

Post-Transaction Metrics	
Share Price Example	**$10.21[3]**
Existing Shares Outstanding	29,026,924
New Shares Issued to TMT	12,537,645
Total Shares Outstanding (Post Merger)	41,564,569
Market Capitalization	**$424,374,249**
Net Debt (No redemption)	$37,400,000
EV	**$461,774,249**

Implied Transaction Enterprise Multiples	
2007E EBITDA[1]	$71,600,000
EV/ 2007E EBITDA [1]	6.45x
Peer Group EV/ 2007E EBITDA[1,2]	9.59x
Discount to Peer Group	32.7%

(1) 2007 estimates are based on calendarized projections for H2 2007
(2) The peer group consists of Diana, Eagle Bulk, Quintana and Genco. I/B/E/S Earnings Estimates from Bloomberg as of March 12, 2007
(3) Based on the amount held in Trust as of December 31, 2006

Expected High Q1 Dividend Yield

- Star Bulk expects to pay estimated first quarterly dividend of $0.325 (1)



16%
12%
8%
4%
0%
Dividend Yield
12.7%
11.8%
11.3%
10.8%
10.4%
10.0%
9.6%
9.3%
Avg = 8.8%
Share $
$10.21
$11.00
$11.50
$12.00
$12.50
$13.00
$13.50
$14.00
Star Dividend Yield
Peer Group Dividend Yield

(1) Star Bulk estimates as of March 12, 2007

Attractive Valuation Compared to Peer Group

★ **Based on a Share Price of $10.21**


2007E Dividend Yield(1,2)
16%
12%
8%
4%
0%
9.7%
10.1%
8.4%
7.1%
12.7%
Avg.=8.8%
DSX
EGLE
GSTL
QMAR
STAR
Comps
Average


EV/2007E EBITDA(1,2)
12.0x
9.0x
6.0x
3.0x
0.0x
9.6x
10.6x
8.7x
9.5x
6.5x
Avg.=9.6x
DSX
EGLE
GSTL
QMAR
STAR
Comps
Average


H2 '07 - H1 '08 Fixed Charters (2)
100%
80%
60%
40%
20%
0%
56%
80%
33%
89%
~ 75%
Avg.=65%
DSX
EGLE
GSTL
QMAR
STAR
Comps
Average


P/Net Asset Value(2)
150%
140%
130%
120%
110%
144%
142%
150%
140%
131%
Avg.=144%
DSX
EGLE
GSTL
QMAR
STAR
Comps
Average

(1) 2007E is based on calendarized projections for H2 2007
(2) Based on Star Bulk estimates and I/B/E/S Earnings Estimates from Bloomberg as of March 12, 2007

Company Overview

Star Bulk CARRIERS CORP.

Mission Statement

Our aim is to be a leading global drybulk shipping company. We shall seek to enhance shareholder value by:

- Delivering outstanding services to our customers
- Operating quality vessels
- Employing transparent, cost-efficient ship management practices
- Maintaining the most stringent safety standards for our vessels, cargoes & seafarers
- Respecting and protecting the environment
- Pursuing accretive growth opportunities

European and Asian Shipping Leaders Align

Star Bulk's Future Co-Chairmen - Petros Pappas (Oceanbulk) and Nobu Su (TMT) successful business strategies and cultures harmonize

Petros Pappas

- Founded in 1989
- Over 35 drycargo ships owned
- Involved in over 120 vessel acquisitions and disposals
- Mr. Pappas – top 25 Greek shipowners (1), Director of UK Defense Club, member of Union of Greek Shipowners

Nobu Su

- Established in 1958
- In excess of 50 vessels & newbuilding contracts
- One of most diversified shipping companies with Drybulk, LNG, Tankers, Woodchip, Cement and RORO
- Most prominent spot market player(2)

Star Bulk

(1) U.S. Department of Commerce 2004 Report
(2) Source: Tradewinds, November 24, 2006

Experienced Management and Board to Govern Star Bulk

★ **Strong Leadership with Outstanding Track Record**

AKIS TSIRIGAKIS
CEO, President & Director

Over 28 years of experience in all aspects of commercial and technical ship management

Founder & MD, Combine Marine Inc. – 3rd party ship management company

MD, Oceanbulk Maritime S.A.

Former Director, DryShips Inc. (Nasdaq NM: DRYS)

GEORGE SYLLANTAVOS
CFO, Director

Over 12 years of M&A experience

President, Vortex Ltd. (Transportation consulting firm)

Former financial & strategic advisor, Hellenic Telecommunications Organization (NYSE: OTE), Hellenic Ministry of Industry & Energy, and Ministry of Health

Tom Søfteland Director	Founder & CEO, of Capital Partners A.S. – shipping financial services firm
Koert Erhardt Director	Former CEO, Coeclerici drybulk vessel pool operator – 130+ vessels
Peter Espig Director	Investment banker, formerly with Goldman Sachs, Japan (Representative of TMT)

Corporate Structure


star MARITIME ACQUISITION CORP.
Merge Into
Star Bulk CARRIERS CORP.
100% Ownership
Star Bulk MANAGEMENT INC.
100% Ownership
Capesize
Panamax
Supramax

Fleet Profile

Name[1]	Type	DWT	Year Built	TMT Targeted Charter Rate[3]	Charter Type	Charter Term[3]	Actual Time Charter Rates[4]
Star Alpha	Capesize	175,075	1992	$47,000	Time Charter	3 yrs	$47,500
Star Beta	Capesize	174,691	1993	N/A	Spot[2]	-$-	$55,000
Star Gamma	Supramax	53,098	2002	$28,500	Time Charter	1 yr	$28,500
Star Delta	Supramax	52,434	2000	$24,500	Time Charter	2 yrs	$25,800
Star Epsilon	Supramax	52,402	2001	$24,500	Time Charter	2 yrs	$25,550
Star Zita	Supramax	52,994	2003	$28,500	Time Charter	1 yr	$30,500
Star Theta	Supramax	52,425	2003	N/A	Spot[2]	-$-	$28,500
Star Iota	Panamax	78,585	1983	$18,000	Time Charter	1 yr	$18,000
Total/Average		**691,704**	**~10 yrs**				$259,350

(1) Each vessel name is the new name Star Bulk will designate to the vessel following its delivery from the seller. Each vessel is currently registered in Panama. Star Bulk will register each vessel in the Marshall Islands.

(2) The Star Beta and the Star Theta may operate in the spot charter market, the rates are IMAREX forward rates.

(3) Represents the daily time charter rate and term that TMT has procured as employment for the vessels.

(4) Gross time charter rates as of the week of March 5, 2007

Advantages & Growth

Star Bulk CARRIERS CORP.

Competitive Advantages

- **Strong strategic guidance at Board level**
  - Recognized market outlook strategists
  - Unique perspective on Asian shipping markets
  - Long-term relationships with customers and commodity end-users
- **Focus on larger vessels – Capesize, Panamax, Supramax**
  - Capture demand growth of major bulks (iron ore, coal)
- **Balanced chartering strategy - time charter vs spot**
  - Balance visible, sustainable earnings with upside potential
- **Significant growth potential - initial low-leverage (~11%[1]). Attractive balance sheet**
- **Strong cash flows to support a dividend**

(1) Estimated Debt/Capitalization. Assumes no redemption

Initial Low Leverage: Dry Powder for Acquisitions

- **Star Bulk leveraged at approx. 11%** [(1)] - Peer group average approx. 40%
- **Growth without the need for additional equity**
- **Example** [(2)]
  - If Star were to increase it's debt level to 40% (equivalent to peers), should allow $180 - $200M of additional capital for growth
  - Able to acquire **3 Capesize** or **4 Supramax** vessels

(1) Estimated Debt/Capitalization. Assumes no redemption
(2) Assumes similar terms of debt to the existing debt. Additionally, assumes the Company can continue to meet the expected customary financial covenants with reference to current asset values

Efficient Ship Management Structure

- **Leverage our CEO's extensive third-party ship management experience**
- **Distinctive ship management composition**
  - Selected vessels managed in-house
  - Remaining fleet managed by third-party ship managers
- **Maintain key expertise in-house**
  - Ability to effectively oversee third-party ship managers
  - Ensure operational control
- **Apply cross-benchmarking for:**
  - Cost efficiency
  - Embedded continuous improvement

Star Bulk
Forecasted Financials

Star Bulk CARRIERS CORP.

Expected Operating Margins for First Full Fiscal Year

- **Estimated Daily Breakeven Analysis**
  - **Fleet-wide average net TCE rate of $31,140**
  - **Low cash outflow - approx. 26% of net revenue**



$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$31,140
$31,140
$17,808
$8,234
CF Breakeven
NI Breakeven
D&A
CAPEX
INT
G&A
OPEX

	Free Cash Flow (000s)	Net Income (000s)
Operating Expenses	$4,850	$4,850
General & Administrative	1,199	1,199
Interest Expense	890	890
Depreciation &Amortization	-	10,869
Maintenance Capital Expenditures	1,295	-
Total	**$8,234**	**$17,808**
Net	$22,905	$13,331
Margin	**73%**	**42%**

Note: Numbers may not sum due to rounding

(1) G&A is based on estimate of $1.75 million for H2 2007 over the 8 vessels in the Initial Fleet
(2) These tables should be read in conjunction with the Prospectus for important assumptions

Quarterly Forecasted Dividend

Forecasted First Full Operating Quarter [1]	($ in 000s)
Gross Charter Revenue	$23,192
Charter Commissions	(946)
Net Charter Revenue	$22,246
Vessel Mgmt. Fees & OpEx	3,541
G&A Expenses	875
Interest Expense	650
Maintenance CapEx	500
Total Cash Expenses	$5,566
Available Cash	**$16,680**
Available Cash Per Share	**$0.401**
Dividend Per Share	**$0.325**
EBITDA	**$17,180**

(1) This table should be read in conjunction with the Prospectus for important assumptions

Estimated Annual Performance

Fleet Aggregate Figures	Annual (millions)	Margins
Purchase Price	$345.24	
Gross Revenue **($259,712/day for ~358 days)**	**$93.09**	
TCE Revenue (Net of Commission, ~358 voyage days, $249,118 per day)	**$89.29**	
Operating Expenses (365 calendar days, $38,800 per day)	**-14.16**	
General & Administrative	-3.50	
EBITDA	**71.63**	**80%**
Depreciation & Amortization	-31.74	
EBIT	**39.89**	**45%**
Interest Expense	-2.60	
Net Income	**37.29**	**42%**
Cashflow	**69.03**	**77%**
Dividend Payout	**54.03**	
Retained Cash	**15.00**	

(1) This table should be read in conjunction with the Prospectus for important assumptions

Note: G&A is based on estimate of $3.5 million for first year of operations over the 8 vessels in the Initial Fleet, depreciation is based on $200/per light weight ton and 25 year useful life, interest expense assumes a 6.5% annual interest rate

Industry Highlights

Star Bulk CARRIERS CORP.

China: Sustainable Growth Pattern

★ **Japan and Korea are a clear roadmap to China's potential**

Industrial Production



Japan
Korea
China
Index, Base Year = 100
1200
1000
800
600
400
200
0
0 2 4 6 8 10 12 14 16 18 20 22 24 26 28 30
Years from Base

Japan Base Year = 1959 Korea Base Year = 1980

China Base Year = 1995

Derived from Industry sources

Continued Dry Bulk Commodity Demand

- 2000 - 2006, ton-mile demand in the dry bulk sector increased by 39%, equivalent to an average annual increase of 5.68%

MINOR BULKs
- Alumina
- Bauxite
- Fertilizers
- Steel Products

Ton Mile Demand (Billion ton-miles)



16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
1990
1992
1994
1996
1998
2000
2002
2004
2006
Minor Bulks
Major Bulks

MAJOR BULKs
- Iron Ore
- Coal
- Grain

Derived from Industry sources

Limited Drybulk Vessel Supply

- Shipyards at full capacity through 2009 – priorities are LNG, Tankers, Containerships
- Orderbook has declining delivery schedule - fleet >25 years increases
- Port congestion augments supply constraints
- 60% of berths cannot handle Capesize or Panamax vessels in China (1)
- 1998-2005 annual scrappage min 0.2% and max 4.7% of dwt, average age 26 yrs



20.0%
16.0%
12.0%
8.0%
4.0%
0.0%
7.5%
8.8%
7.1%
12.0%
5.6%
14.0%
6.6%
17.1%
2006
2007
2008
2009
Deliveries as % of fleet
>25 Years Old as % of Fleet

Derived from Industry sources

Demand Driver: Increased Ton-Miles

- Cargoes sourced further away ➡ increased ton-miles

Percent of Chinese Iron Ore Imports by Country of Origin



50.0%
45.0%
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
Australia
Brazil
India
46.8%
41.2%
38.4%
39.3%
37.6%
40.8%
37.7%
35.2%
21.2%
26.6%
26.7%
25.9%
22.1%
19.9%
19.8%
23.4%
15.7%
18.4%
20.2%
21.8%
24.1%
24.9%
24.5%
26.5%
2000
2001
2002
2003
2004
2005
May-06
Jun-06

Derived from Industry sources

Global Trading Routes

★ **Long voyages result in higher ton miles**



To Asia
N. America
Europe
Asia
From Americas
Africa
S. America
Australia
Iron Ore
Coal
Grain

Derived from Industry sources

Star Bulk Highlights

- **Strong expected financial performance**
  - ~80% EBITDA margins - Peer group average ~71%(1)
- **Significant growth potential - initial low leverage balance sheet (approx. 11%(3))**
- **Ability to pay significant dividends**
  - Sustainable cash flows - ~75% charter cover under existing charters
  - Redomiciliation - tax environment of peer group
- **European-Asian shipping leaders align on Board of Directors - unique global perspective**
- **Experienced management team**
  - Over 100 years combined experience in commercial, technical and ship management
- **Strong industry fundamentals**

> ➡ **Undervalued vs. peer group(1)**
>
> ➡ **Strong cash flows to support a dividend vs. peer group(1,2)**

(1) *The peer group consists of Diana, Eagle Bulk, Quintana and Genco. I/B/E/S Earnings Estimates from Bloomberg as of March 12, 2007*
(2) *At $10.21, the dividend yield is 12.7%*
(3) *Estimated Debt/Capitalization. Assumes no redemption*

Thank You

Star Bulk CARRIERS CORP.